EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Syndax Pharmaceuticals, Inc.

Date: October 5, 2023	FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
	By:	FHMLSP, L.P., its General Partner
	By:	FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLSP, L.P.
	By:	FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLSP, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.
	By:	FHMLSP Overage, L.P., its General Partner
	By:	FHMLSP Overage, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLSP OVERAGE, L.P.
	By	FHMLSP Overage, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLSP OVERAGE, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FRAZIER LIFE SCIENCES XI, L.P.
	By:	FHMLS XI, L.P., its General Partner
	By:	FHMLS XI, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLS XI, L.P.
	By:	FHMLS XI, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLS XI, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FRAZIER LIFE SCIENCES X, L.P.
	By:	FHMLS X, L.P., its General Partner
	By:	FHMLS X, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLS X, L.P.
	By:	FHMLS X, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	FHMLS X, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: October 5, 2023	By:	*
James N. Topper

Date: October 5, 2023	By:	*
Patrick J. Heron

Date: October 5, 2023	By:	**
Albert Cha

Date: October 5, 2023	By:	**
James Brush

Date: October 5, 2023	By:	***
Daniel Estes

Date: October 5, 2023	By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on March 29, 2016.
**	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.
***	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on April 18, 2022.